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                                                                    EXHIBIT 10.2

                       FOURTH AMENDMENT TO LEASE AGREEMENT

      This FOURTH AMENDMENT TO LEASE AGREEMENT ("Fourth Amendment") is made this June 29, 2006, by and between VAN DYKE OFFICE LLC, a Michigan limited liability company (the "Landlord"), whose address is 30078 Schoenherr Road, Suite 300, Warren, Michigan 48088, and ASSET ACCEPTANCE, LLC, a Delaware limited liability company (the "Tenant"), whose address is 28405 Van Dyke, Warren, Michigan 48093.

                                    RECITALS:

      This Fourth Amendment is based on the following recitals:

      A. Landlord and Tenant are parties to that certain Lease Agreement dated October 31, 2003, as amended by First Amendment to Lease Agreement dated June 25, 2004, Second Amendment to Lease Agreement dated October 1, 2004, and by Third Amendment to Lease Agreement dated April 12, 2006 (as amended, the "Lease").

      B. Landlord and Tenant desire to amend the Lease as more fully set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

      1. The defined terms in the Lease shall have the same meanings in this Fourth Amendment.

      2. Item (1) of the exclusionary provision set forth in the second paragraph of Section 2.05 of the Lease is hereby deleted in its entirety and replaced by the following: "1) any alterations to meet the needs of specific tenants, except the Tenant."

      3. The first paragraph of Section 3.01 of the Lease is hereby deleted in its entirety and replaced by the following: "Tenant agrees to pay all taxes and assessments which have been or may be levied or assessed by any lawful authority against the Leased Premises for any calendar year during the Term hereof. Tenant shall pay such taxes directly to the local assessor's office. Such taxes shall include but not be limited to any tax and/or assessment of any kind or nature presently or hereafter imposed by the State of Michigan or any political subdivision thereof or any governmental authority having jurisdiction there over, upon, against or with respect to the rentals payable by the Tenant in the Leased Premises to Landlord. To the best of its knowledge, Landlord certifies that the Leased Premises exist within a "Renaissance Zone" for tax purposes. Notwithstanding the foregoing, Tenant shall not be responsible for any taxes that are not customarily passed through from lessors to lessees in connection with triple net office leases in southeastern Michigan, including any Michigan Single Business Tax charged to Landlord for any reason."

      4. Item 9 of Exhibit "F" to the Lease is hereby deleted in its entirety and replaced by the following: "Costs incurred due to violation by Landlord or any tenant or other occupant, other than Tenant, of the terms and conditions of any lease."

      5. In the event that Landlord sells the Premises and assigns its interest in the Lease to a non-affiliated third party purchaser, then, effective upon the closing of such sale, Tenant hereby releases Lorenzo John Cavaliere, L.L.C. ("Landlord Guarantor") in full from the Guaranty (of the payment and performance of Landlord's obligations under the Lease) dated October 30,

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2003 ("Landlord Guaranty"), but only with respect to those guaranty obligations which accrue after the closing of such sale.

      6. Subject to Section 5 above, Landlord Guarantor hereby joins in this Fourth Amendment to acknowledge and agree that the terms of this Fourth Amendment are also guaranteed in full under the Landlord Guaranty. Subject to
Section 5 above, if Tenant shall make a demand under the Landlord Guaranty, then Landlord Guarantor shall be responsible for all of Landlord's obligations under this Fourth Amendment and the Lease.

      7. Asset Acceptance Holdings LLC ("Tenant Guarantor") hereby joins in this Fourth Amendment to acknowledge and agree that the terms of this Fourth Amendment are also guaranteed in full under that certain Guaranty dated October 31, 2003 ("Tenant Guaranty"), and that this Fourth Amendment does not amend, modify or alter the Tenant Guarantor's obligation under the Tenant Guaranty. If Landlord shall make a demand under the Tenant Guaranty, the Tenant Guarantor shall be responsible for all of Tenant's obligations under this Fourth Amendment and the Lease. Notwithstanding the foregoing, Landlord acknowledges that it has no claim against Tenant under the Lease or against Tenant Guarantor under the Tenant Guaranty as of the date hereof.

      8. Except as amended hereby, the Lease, Landlord's Guaranty, and Tenant's Guaranty are restated and republished in their entirety and remain in full force and effect. To the extent that there are any conflicts or inconsistencies between the provisions contained in this Fourth Amendment and the provisions contained in the Lease, the provisions of this Fourth Amendment shall be deemed to be superseding and controlling.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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                                                                       EXECUTION

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment the date and year first above written.

                                      LANDLORD:

                                      VAN DYKE OFFICE LLC,
                                      a Michigan limited liability company

                                      By:   /s/ Lorezno J. Cavaliere
                                            -------------------------------
                                            Lorenzo J. Cavaliere
                                      Its:  Manager

                                      TENANT:

                                      ASSET ACCEPTANCE, LLC,
                                      a Delaware limited liability company

                                      By:   /s/ Nathaniel F. Bradley IV
                                            --------------------------------
                                            Nathaniel F. Bradley IV
                                      Its:  Manager

                                      LANDLORD GUARANTOR:

                                      LORENZO JOHN CAVALIERE, LLC,
                                      a Michigan limited liability company

                                      By:   /s/ Lorezno J. Cavaliere
                                            --------------------------------
                                            Lorenzo J. Cavaliere
                                      Its:  Manager

                                      TENANT GUARANTOR:

                                      ASSET ACCEPTANCE HOLDINGS, LLC,
                                      a Delaware limited liability company

                                      By:   /s/ Nathaniel F. Bradley IV
                                            --------------------------------
                                            Nathaniel F. Bradley IV
                                      Its:  Manager